Exhibit 99.1

                                  COUNTY BANK
                  DIRECTOR ELECTIVE INCOME DEFERRAL AGREEMENT

      This DIRECTOR ELECTIVE INCOME DEFERRAL AGREEMENT (this "Agreement") is entered into as of this __________ day of ____________, 200__, by and between County Bank, a bank chartered under California law (the "Bank"), and ___________________________ (the "Director").

      WHEREAS, to encourage the Director to remain a member of the Bank's board of directors, the Bank is willing to provide to the Director a deferred compensation opportunity. The Bank will pay the Director's benefits from the Bank's general assets,

      WHEREAS, the Director and the Bank are parties to a Deferred Compensation Agreement dated _________________________ providing for elective deferral of the director's compensation, and

      WHEREAS, the Director and the Bank intend that this Agreement shall supersede and replace the Deferred Compensation Agreement in its entirety on the effective date of this Agreement, but that amounts electively deferred under the Deferred Compensation Agreement through December 31, 2004, plus accrued interest through that date, represent the Deferral Account as of the Agreement's Effective Date.

      NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Director and the Bank hereby agree as follows.

                                   Article 1
                                  Definitions

      Whenever used in this Agreement, the following words and phrases shall have the meanings specified -

      1.1 "Change in Control" means the occurrence of any one of the following events -

            (a) Merger: Capital Corp of the West, a California corporation of which the Bank is a wholly owned subsidiary, merges into or consolidates with another corporation, or merges another corporation into Capital Corp of the West, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were the holders of Capital Corp of the West's voting securities immediately before the merger or consolidation. For purposes of this Agreement, the term "person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or other entity, or

            (b) Acquisition of Significant Share Ownership: a report on Schedule 13D, Schedule TO, or another form or schedule (other than Schedule 13G) is filed

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      or is required to be filed under Sections 13(d) or 14(d) of the Securities
      Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of the combined voting power of Capital Corp of the West's voting securities outstanding (but this clause (b) shall not apply to beneficial ownership of voting shares held by a subsidiary in a fiduciary capacity or beneficial ownership of voting shares held by an employee benefit plan of the Bank or a subsidiary). For purposes of this Agreement, "subsidiary" means an entity in which Capital Corp of the West beneficially owns 50% or more of the outstanding voting securities, whether Capital Corp of the West owns the shares directly or owns the shares indirectly through an intermediate subsidiary, or

            (c) Change in Board Composition: during any period of two consecutive years, individuals who constitute the Capital Corp of the West's board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority thereof; provided, however, that - for purposes of this clause (c) - each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds (b) of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period, or

            (d) Sale of Assets: Capital Corp of the West sells to a third party all or substantially all of its assets, including sale of the Bank alone.

      If Internal Revenue Service regulations under Section 409A of the Internal Revenue Code of 1986 define the term change in control in a manner that differs from the definition in this Section 1.1, only those events specified both in Internal Revenue Service regulations under Section 409A and in this Section 1.1 shall constitute a Change in Control for purposes of this Section 1.1.

      1.2 "Compensation" means the total cash compensation payable to the Director during a Plan Year for his or her service as a director of the Bank.

      1.3 "Deferral Account" means the Bank's accounting of the Director's accumulated Deferrals, plus accrued interest.

      1.4 "Deferrals" means the amount of the Director's Compensation that the Director elects to defer according to this Agreement.

      1.5 "Disability" means that, because of any medically determinable physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of at least 12 months, the Director is unable to engage in any substantial gainful activity or is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering directors of the Bank. The Plan Administrator shall determine whether the Director is disabled for purposes of this Agreement.



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

      1.6 "Effective Date" means January 1, 2005.

      1.7 "Election Form" means the form attached as Exhibit 1.

      1.8 "Payout Date" means the date specified by the Director in the Election Form on which payment of benefits under Article 4 shall be made or shall commence, or if sooner the end of the month immediately after the date of the Director's Termination of Service.

      1.9 "Plan Administrator" means the plan administrator described in
      Article 9.

      1.10 "Plan Year" means the calendar year.

      1.11 "Section 409A" means section 409A of the Internal Revenue Code of 1986 and applicable regulations and other guidance of general applicability issued under section 409A of the Internal Revenue Code.

      1.12 "Termination for Cause" means the Bank's board of directors or a duly authorized committee of the board of directors determines at any time that the Director will not be nominated by the board or committee for reelection as a Director after the expiration of his current term, or the Director is removed as a director of the Bank, in either case because of the Director's -

            (a) gross negligence or gross neglect of duties,

            (b) commission of a felony or commission of a misdemeanor involving moral turpitude,

            (c) fraud, disloyalty or willful violation of any law or significant Bank policy, or

            (d) removal from service or permanent prohibition from participation in the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act [12 U.S.C. 1818(e)(4) or (g)(1)].

      1.13 "Termination of Service" means the Director ceases to be a member for the Bank's board of directors for any reason whatsoever.

      1.14 "Unforeseeable Emergency" means a severe financial hardship to the Director resulting from illness or accident of the Director, the Director's spouse, or a dependent of the Director, loss of the Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Director's control, as determined by the Plan Administrator.


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

                                   Article 2
                         Election to Defer Compensation

      2.1 Election to Defer Compensation. The Director shall make a deferral election under this Agreement by filing with the Bank a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Compensation to be deferred and the period for which the Director desires that his or her Compensation be deferred. If the Director fails to file a properly completed and executed Election Form with the Plan Administrator by the prescribed time, the Director will be deemed to have elected not to defer any Compensation for the applicable Plan Year.

      2.2 Election to Change the Amount of Compensation Deferred or the Period in Which Compensation Shall Be Deferred. With the Bank's approval, the Director may modify the amount of Compensation to be deferred by filing a new Election Form with the Bank before the beginning of the Plan Year for which the Compensation is to be deferred. The modified deferral election shall not be effective until the Plan Year after the year in which the subsequent Election Form is received and approved by the Bank. A deferral election may not be modified and become effective in the same Plan Year except in the event of an Unforeseeable Emergency as provided in Section 1.14 of the Agreement.

      2.3 Election of Time and Form of Payment. The Election Form shall also designate a specific Payout Date and shall elect whether payment of the Director's Deferral Account shall be in a single lump sum or in installments. If installment payments are elected, the Director shall specify payment in installments over 3, 5, 10 or 15 years, and whether installments shall be paid monthly, quarterly, semi-annually or annually. However, in no case may installments extend beyond 180 months after the Payout Date. All installments will be paid as an end-of-period payment stream, not as a beginning-of-period payment stream obligation. If the Director fails to specify a form of payment on the Election Form, his or her Deferral Account shall be paid in a single lump sum on the Payout Date. Once the Director elects to receive benefit payments in installment form, the Director may not elect to change the form of benefit payment to lump-sum form. Provided the subsequent election is made at least 12 months before the scheduled lumpsum payment and before the Director's Termination of Service, the Director may make a subsequent election to change the form of benefit payment from lump-sum to installment form. The Director may not elect to change the Payout Date or the time of distribution.

                                    Article 3
                                Deferral Account

      3.1 Establishing and Crediting. The Bank shall establish a Deferral Account on its books for the Director. The Bank shall credit to the Deferral Account -

            (a) Previous Deferrals: the balance of the Director's deferrals and accrued interest under the Deferred Compensation Agreement between the Director and the Bank as of the Effective Date of this Agreement.



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            (b) Future Deferrals: as of the time the Compensation would have otherwise been paid to the Director and until the end of the month preceding the month of the Payout Date, or for such shorter period as the Director may elect, the portion of the Compensation earned by the Director after the Effective Date of this Agreement but deferred by the Director.

            (c) Interest: until the Deferral Account is paid in full to the Director, interest shall be credited quarterly on the Deferral Account balance at an annual rate equal to seven percent (7%).

      3.2 Statement of Account. Within 120 days after the end of each Plan Year, the Bank shall provide to the Director a statement setting forth the Deferral Account balance at the end of the Plan Year.

      3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund. The Director is a general unsecured creditor of the Bank for the payment of benefits. The benefits represent the mere promise by the Bank to pay benefits. The Director's rights are not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

      3.4 Vesting. A Director's interest in the value of his or her Deferral Account shall at all times be 100% vested. However, a Director's right to be paid by the Bank remains subject to the claims of the Bank's general creditors.

                                   Article 4
                            Benefits During Lifetime

      4.1 Ordinary Benefit. Beginning on the Payout Date specified by the Director in the Election Form, or if sooner the end of the month immediately after the date of the Director's Termination of Service, the Bank shall pay to the Director the benefit described in this Section 4.1 instead of any other benefit under this Agreement. The benefit under this Section 4.1 is the Deferral Account balance at the end of the month immediately preceding the month of the Payout Date. The Bank shall pay the benefit to the Director in the form elected by the Director in the Election Form, beginning on the Payout Date. If the Director elects payment in installments, the installment period shall not exceed 180 months, and any balance remaining in the Director's Deferral Account shall be paid to the Director with the final installment for the installment period elected.

      4.2 Disability Benefit. If the Director believes he or she is suffering from a Disability and therefore seeks payment of benefits under this Agreement before the Payout Date specified in his or her Election Form, the Director must file a written request with the Plan Administrator for accelerated payment of all or a portion of the Director's Deferral Account. After the Director files the written request along with such supporting material as the Plan Administrator may request, the Plan Administrator shall determine within 45 days (or such other number of days as allowed by applicable law if special circumstances warrant additional time) whether the Director



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satisfies the criteria for payment of the accelerated Disability benefit. The
Director shall submit to whatever medical examinations are necessary for the Plan Administrator to make its determination of Disability. If the Plan Administrator determines that the Director satisfies the criteria for payment of the accelerated Disability benefit under this Section 4.2, the portion of the Deferral Account balance on the date of the Director's Termination of Service requested by the Director shall be paid to the Director in a single lump sum. If the Director requests less than 100% of his or her Deferral Account and has elected payment of benefits under Section 4.1 in installments, the Bank shall pay the remaining balance of the Deferral Account to the Director in the installment form elected by the Director in the Election Form, beginning on the last day of the month immediately after the Director's Termination of Service. The installment period shall not exceed 180 months, and any balance remaining in the Director's Deferral Account shall be paid to the Director with the final installment for the installment period elected.

      4.3 Change in Control Benefit. If the Director's Termination of Service occurs within 12 months after a Change in Control for reasons other than death or Disability, the Bank shall pay to the Director the benefit described in this
Section 4.3 instead of any other benefit under this Agreement. The benefit under this Section 4.3 is the Deferral Account balance on the date of the Director's Termination of Service. The Bank shall pay the benefit to the Director in a single lump sum within 30 days after the Director's Termination of Service.

      4.4 Hardship Distribution. If the Director suffers an Unforeseeable Emergency and petitions for a hardship distribution, the Bank shall distribute to the Director all or a portion of the Deferral Account balance as necessary solely to satisfy the emergency (plus additional amounts necessary to pay taxes anticipated as a result of the emergency), but only to the extent the emergency is not relieved through reimbursement or compensated for by insurance or liquidation of the Director's assets.

      4.5 No Distribution Sooner Than Is Allowed Under Section 409A. A Director's Deferral Account shall be distributed as provided in this Article 4. Anything in this Agreement or in an Election Form to the contrary notwithstanding, however, no portion of the Director's Deferral Account shall be distributed sooner than is allowed under Section 409A.

                                   Article 5
                                 Death Benefits

      Within 60 days after the Director's death, the Bank shall pay to the Director's beneficiary in a single lump sum the Director's Deferral Account as of the time of death, whether the Director dies while in the service of the Bank or after Termination of Service. The Bank shall have no further obligations under this Agreement after payment of the Deferral Account balance to the Director's beneficiary.

                                   Article 6
                                 Beneficiaries

      6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Bank. The Director may revoke or modify the designation at any



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

time by filing a new designation. However, designations will be effective if and only if signed by the Director and received by the Bank during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

      6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative, or person having the care or custody of such minor, incompetent person, or incapable person. The Bank may require proof of incompetence, minority, or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

                                   Article 7
                              General Limitations

      7.1 Termination for Cause. Notwithstanding any provision of this Agreement or an Election Form to the contrary, if Termination of Service is the result of Termination for Cause the Director's Deferral Account shall be paid to the Director in a single lump sum within 120 days after the Director's Termination of Service.

      7.2 One Benefit Only. Notwithstanding anything to the contrary contained in this Agreement, the Director is entitled to one benefit only under this Agreement, which shall be determined by the first event to occur that is dealt with by this Agreement. Subsequent occurrence of events dealt with by this Agreement shall not entitle the Director or his or her beneficiaries to other or additional benefits under this Agreement.

      7.3 Tax Consequences. The Bank does not insure or guarantee the tax consequences of payments provided hereunder for matters beyond its control, and the Director certifies that his decision to reduce and defer receipt of compensation is not due to any reliance upon financial, tax, or legal advice given by the Bank, and of its employees, agents, accountants, or legal advisors.

                                   Article 8
                          Claims and Review Procedures

      8.1 Claims Procedure. The Bank shall notify any person or entity that makes a claim for benefits under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Bank determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (a) the specific reasons for such denial, (b) a specific reference to the provisions of the Agreement on which the denial is based, (c) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (d) an explanation of the Agreement's claims review procedure and



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

other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Bank determines that there are special circumstances requiring additional time to make a decision, the Bank shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

      8.2 Review Procedure. If the Claimant is determined by the Bank not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Bank by filing a petition for review with the Bank within 60 days after receipt of the notice issued by the Bank. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Bank of the petition, the Bank shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Bank verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Bank shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Bank, but notice of this deferral shall be given to the Claimant.



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

                                   Article 9
                              Plan Administration

      9.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator consisting of the board or such committee or persons as the board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and (b) decide or resolve any and all questions, including interpretations of this Agreement, as may arise in connection with the Agreement.

      9.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel, who may be counsel to the Bank.

      9.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation, and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continuing effect of any decision or action of the Plan Administrator.

      9.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

      9.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

      9.6 Conformance with Section 409A. At all times during each Plan Year this Agreement shall be administered in accordance with the requirements of Section 409A. Any action that may be taken (and, to the extent possible, any action actually taken) by the Plan Administrator or the Bank shall not be taken (or shall be void and without effect), if that action violates the requirements of
Section 409A. Any provision in this Agreement that is determined to violate the requirements of Section 409A shall be void and without effect. In addition, any provision that is required to appear in this Agreement that is not expressly set forth shall be deemed to be set forth herein, and this Agreement shall be administered in all respects as if such provision were expressly set forth herein.


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                                   Article 10
                                 Miscellaneous

      10.1 Amendment. The Bank's board of directors shall amend the provisions of this Agreement governing the manner of making deferral elections, the terms on which distributions are made, and the form and timing of distributions. However, except for mere clarifying amendments necessary to avoid an inappropriate windfall, no amendment shall reduce the amount credited to the Director's Deferral Account as of the date the amendment is adopted. Any amendment shall be in writing and adopted by the board of directors. The Director shall be bound by the amendment. The Bank specifically reserves the right to amend the Agreement as necessary to comply with Section 409A.

      10.2 Termination. The Bank reserves the right to terminate this Agreement at any time if, because of legislative, judicial or regulatory action, continuation of the Agreement would (a) cause benefits to be taxable to the Director before actual receipt, or (b) in the Bank's judgment, result in significant financial penalties or other significantly detrimental consequences for the Bank (other than the financial impact of paying benefits). Except as provided in Article 7, this Agreement shall not be terminated unless the Deferral Account balance is first paid to the Director or the Director's beneficiaries. Any termination of this Agreement shall be subject to any restrictions on termination that are applicable to ensure continued compliance under Section 409A.

      10.3 Binding Effect. This Agreement shall bind the Director and the Bank, and their beneficiaries, successors and assigns, survivors, executors, administrators and transferees.

      10.4 No Guarantee of Service. This Agreement is not a contract for services. This Agreement does not give the Director the right to remain a director of the Bank, nor does this Agreement interfere with the shareholders' rights to replace the Director. This Agreement also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.

      10.5 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

      10.6 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement. The Bank shall report amounts deferred under the terms of the Agreement to the Internal Revenue Service in accordance with the requirements of Section 409A.

      10.7 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California except to the extent preempted by the laws of the United States of America.

      10.8 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any



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manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Bank to which the Director and beneficiary have no preferred or secured claim.

      10.9 Rabbi Trust. The Bank may, in its sole discretion, establish a grantor trust, commonly known as a "rabbi trust," with an independent, third-party trustee, as a vehicle for accumulating the assets needed to pay the promised benefit. The Bank may, in its sole and absolute discretion, from time to time contribute to such rabbi trust, if established, such amounts as the Bank, in its sole and absolute discretion, shall so determine.

      10.10 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth. This Agreement supersedes and replaces in its entirety the Deferred Compensation Agreement between the Bank and the Director, as the same may have been amended or restated, and from and after the Effective Date of this Agreement the Deferred Compensation Agreement shall be of no further force or effect.

      10.11 Severability. If any provision of this Agreement, as applied to either party or to any circumstance, is judged by a court to be void or unenforceable in whole or in part, the same shall not affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement.

      10.12 Waiver. A waiver by either party of any of the terms or conditions of this Agreement in any one instance shall not be considered a waiver of such terms or conditions for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations, and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

      10.13 Headings. The heading in this Agreement are for convenience only and shall not affect the interpretation or construction of the Agreement or any of its provisions.

      10.14 Notice. Any notice or other communication to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, or if mailed, upon deposit in the United States mail, first class postage prepaid, express or certified, return receipt requested, and properly addressed to the parties as follows: if to Director at his last address shown in the Bank's records; and if to Bank, to County Bank, 550 West Main Street, P.O. Box 351, Merced, California 95341, Attention:
Chairman. Either party may designate a new address for purposes of this Section
10.14 by giving the other notice of the new address as provided herein.


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      IN WITNESS WHEREOF, the Director and a duly authorized Bank officer have signed this Agreement as of the date first written above.

DIRECTOR                                BANK
                                        County Bank


___________________________             By: ____________________________________
                                        Its:


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                                                                       Exhibit 1


                                  COUNTY BANK
                  DIRECTOR ELECTIVE INCOME DEFERRAL AGREEMENT

                               Deferral Election

      I elect to defer Compensation under the Director Elective Income Deferral Agreement with the Bank, as follows -

               AMOUNT OF DEFERRAL                     DURATION
       ---------------------------------------------------------------
       [initial and complete one]             [initial one]

       ________ I elect to defer ___% of my   I elect to defer for:
       Compensation monthly
                                              ________ one year only
       ________ I elect to defer $ of my
       Compensation monthly                   ________ [insert number] years

       ________ I elect not to defer any of   ________ until Termination of
       my Compensation                        Service

                                              ________ until _______________
                                                                (date)

                    Form and Timing of Benefit Distribution

      [initial one]

      _____ [single lump sum] I elect to receive benefits under the Director Elective Income Deferral Agreement in a single lump sum on the last day of the month of _________, 20__.

      _____ [installments] I elect to receive benefits under the Director Elective Income Deferral Agreement in installments beginning on the last day of the month of ________, 20__. I elect to receive installments over a period of [initial your choices]:

      ___3 years, paid ___monthly, ___quarterly, ___semi-annually, or __annually

      ___5 years, paid ___monthly, ___quarterly, ___semi-annually, or __annually

      ___10 years, paid ___monthly, ___quarterly, __semi-annually, or __annually

      ___15 years, paid ___monthly, ___quarterly, __semi-annually, or __annually

      I understand that any subsequent election I make to change the form of benefit payment is subject to Section 2.3 of the Director Elective Income Deferral Agreement. I also acknowledge that the Bank has the right to amend the Agreement and the treatment of Deferrals thereunder to the extent the Bank deems it necessary or appropriate to do so in view of the requirements of Section 409A and related guidance, or otherwise in accordance with the Agreement.


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      With the Bank's approval only, I understand that I may change the amount and duration of my Deferrals by filing a new Election Form with the Bank; provided, however, that any subsequent election will not be effective until the calendar year after the year in which the new election is received by the Bank.

      Signature: ________________

      Date:      ________________

      Received by the Bank this ________ day of ___________________, 200__.

            By:    __________________________

            Title: __________________________



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

                                  COUNTY BANK
                  DIRECTOR ELECTIVE INCOME DEFERRAL AGREEMENT

                            Beneficiary Designation

      I designate the following as beneficiary of benefits under the Director Elective Income Deferral Agreement payable after my death:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: ____________________________________________________________________

________________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

      I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

      Signature: __________________________

      Date:      __________________________

      Received by the Bank this _____day of ____________________, 200__.

      By:        __________________________

      Title:     __________________________


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